UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2012

IKANOS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51532

DELAWARE	73-1721486
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

47669 Fremont Boulevard, Fremont, CA 94538

(Address of principal executive offices, including zip code)

(510) 979-0400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the annual meeting of stockholders of Ikanos Communications, Inc. (the “Company”) held on June 5, 2012, the Company’s stockholders approved the proposals below. The proposals are described in detail in the Company’s Proxy Statement on Schedule 14A, as filed with the U.S. Securities and Exchange Commission on April 25, 2012.

1. Election of each below nominee for Class I director for a term of three years and until his successor is duly elected and qualified. The results of the voting were as follows:

Frederick M. Lax

For: 42,851,797    Withheld: 1,491,381    Broker Non-Votes: 21,335,753

George Pavlov

Tallwood III, L.P. is the only stockholder eligible to vote for Mr. Pavlov and Tallwood III, L.P. has voted for the re-election of Mr. Pavlov as a Class I director.

2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2012. The results of the voting were as follows:

For: 65,520,585    Against: 116,561    Abstain: 41,785

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IKANOS COMMUNICATIONS, INC.

Date: June 7, 2012	By:	/s/ Dennis Bencala
Dennis Bencala
Chief Financial Officer and Vice President of Finance